                             LETTER OF TRANSMITTAL

                           PENN NATIONAL GAMING, INC.

                       OFFER TO EXCHANGE ALL OUTSTANDING
              11 1/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2008
                                      FOR
              11 1/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                PURSUANT TO THE PROSPECTUS, DATED JUNE   , 2001.
--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON JULY 27, 2001, UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK
    CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

        Deliver To: State Street Bank and Trust Company, Exchange Agent

                        BY MAIL:                              BY OVERNIGHT COURIER OR HAND DELIVERY IN BOSTON:
          State Street Bank and Trust Company                       State Street Bank and Trust Company
                      P.O. Box 778                                        Two Avenue de Lafayette
              Boston, Massachusetts 02102                               Boston, Massachusetts 02110
      Attn.: Corporate Trust Department, 5th Floor              Attn.: Corporate Trust Department, 5th Floor
                     Meaghan Haight                                            Meaghan Haight

             BY HAND DELIVERY IN NEW YORK:                  BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS
          State Street Bank and Trust Company                                      ONLY):
                61 Broadway, 15th Floor                             State Street Bank and Trust Company
                 Corporate Trust Window                                        (617) 662-1452
                New York, New York 10006                             Attn.: Corporate Trust Department
                                                                          Confirm: (617) 662-1603

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned hereby acknowledges that he or she has received and reviewed
the Prospectus, dated June   , 2001 (the "Prospectus") of Penn National
Gaming, Inc., a Pennsylvania corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of its 11 1/8% Series B Senior Subordinated Notes Due 2008 (the "Series B Notes") for a like principal amount of its outstanding 11 1/8%
Series A Senior Subordinated Notes Due 2008 (the "Series A Notes"). The
Series B Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on July 27, 2001, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING IT, INCLUDING THE INSTRUCTIONS WHICH BEGIN ON PAGE 7.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Series A Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The term "Eligible Institution" is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.; a commercial bank or trust company having an office or correspondent in the United States; an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934; or an "eligible institution" that is a participant in a recognized medallion guarantee program.

    This Letter is to be used if the Holder desires to tender Series A Notes
(i) by delivery of certificates representing such Series A Notes herewith or by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") according to the procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus or
(ii) according to the guaranteed delivery procedures set forth in the "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Delivery of documents to The Depository Trust Company (the "Depository") does not constitute delivery to State Street Bank and Trust Company (the "Exchange Agent").

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series A Notes must complete this letter in its entirety.

    List below the Series A Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

                 DESCRIPTION OF SERIES A NOTES TENDERED HEREBY

-------------------------------------------------------------------------------------------------------------------------
                                                                    (1)                  (2)                   (3)
                                                                                 Aggregate Principal
      Name(s) and Address(es) of Registered Holder(s)           Certificate     Amount Represented by   Principal Amount
                     (Please Fill In)                           Number(s)*          Series A Notes         Tendered**
-------------------------------------------------------------------------------------------------------------------------
                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------
                                                                   Total
-------------------------------------------------------------------------------------------------------------------------

 *  Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Series A Notes. All tenders must be in integral multiples of $1,000.

-------------------------------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution that Guaranteed Delivery _______________________________

    If delivered by book-entry transfer:

        Name of Tendering Institution __________________________________________

        Account Number _________________________________________________________

        Transaction Code Number ________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Series A Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Series A Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Series A Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) with the full power and authority to assign, transfer and exchange the Series A Notes. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Series A Notes tendered hereby and to acquire Series B Notes issuable upon the exchange of such tendered Series A Notes and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Series A Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

    The undersigned represents to the Company that (i) the Series B Notes received pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Series B Notes, whether or not such person is the undersigned; (ii) neither the undersigned nor any other person receiving the Series B Notes tendered with this Letter is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Series B Notes; and (iii) neither the undersigned nor any other person receiving the Series B Notes tendered with this Letter is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company.

    If the undersigned or the person receiving the Series B Notes covered hereby is a broker-dealer that is receiving the Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person, as a condition to participation in this Exchange Offer, acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Series B Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

    The undersigned agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Series A Notes tendered hereby. The undersigned further agrees that the Company's acceptance of any tendered Series A Notes and its issuance of Series B Notes in exchange therefor shall constitute full performance by the Company of its obligations under the Registration Rights Agreement. The Company shall have no further obligations or liabilities thereunder for the registration of the Series A Notes or the Series B Notes.

    The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions."

    All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Registration Instructions" below, please register the Series B Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Series A Notes, please credit the Holder's account maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Series B Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Series A Notes." The undersigned acknowledges its understanding that if it is surrendering Series A Notes and has completed either the "Special Registration Instructions" box or the "Special Deleivery Instructions" box in this Letter, the signature(s) on this Letter must be guaranteed by an Eligible Institution.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SERIES A NOTES" ABOVE AND SIGNING THIS LETTER, OR BY COMPLETING A BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT VIA ATOP PROCEDURES, WILL BE DEEMED TO HAVE TENDERED THE SERIES A NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

      To be completed ONLY if the Series B Notes are to be issued in the name of someone other than the undersigned.

  Issue: Series B Notes to:

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

      To be completed ONLY if the Series B Notes are to be sent to someone other than the undersigned, or to the undersigned at and address other than that shown under "Description of Series A Notes" on this Letter above.

  Mail: Series B Notes to:

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

  X ____________________________________  ____________________________________

  X ____________________________________  ____________________________________
                     SIGNATURE(S) OF OWNER                        DATE

  This Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the Series A Notes or on a security position listing as the owner of the Series A Notes, or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No. ________________________________________________

  Tax Identification or Social Security No. __________________________________
                                                         (COMPLETE
   ACCOMPANYING SUBSTITUTE FORM W-9)

                              SIGNATURE GUARANTEE
                        (IF REQUIRED--SEE INSTRUCTION 4)

  Signature(s) Guaranteed by
  An Eligible Institution: ___________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                (NAME AND TITLE)

   __________________________________________________________________________
                                 (NAME OF FIRM)

   __________________________________________________________________________
                       (PHONE NUMBER INCLUDING AREA CODE)

  Dated: ________________________
  ----------------------------------------------------------------------------

                    PAYOR'S NAME: PENN NATIONAL GAMING, INC.
                 THIS SUBSITUTE FORM W-9 MUST BE COMPLETED AND
                        SIGNED BY ALL TENDERING HOLDERS

    Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certifiy therein that you are not subject to backup withholding.

---------------------------------------------------------------------------------------------------------------
                                     Part 1--PLEASE PROVIDE YOUR TIN IN      TIN: ----------------
                                     THE BOX AT RIGHT AND CERTIFY BY         Social Security Number or
                                     SIGNING AND DATING BELOW                Employer Identification Number
---------------------------------------------------------------------------------------------------------------
                                     Part 2--Check Box If TIN Applied For / /
---------------------------------------------------------------------------------------------------------------

                                     CERTIFICATION: UNDER THE PENALTIES OF PERJURY,
 SUBSTITUTE                          I CERTIFY THAT:
 Form W-9                            (1) the number shown on this form is my correct Taxpayer Identification
 Department of the Treasury              Number (or I am waiting for a number to be issued to me);
 Internal Revenue Service            (2) I am not subject to backup withholding either because: (a) I am exempt
 Payor's Request For                     from backup withholding, or (b) I have not been notified by the
 Taxpayer Identification                 Internal Revenue Service (the "IRS") that I am subject to backup
 Number ("TIN") and                      withholding as a result of a failure to report all interest or
 Certification                           dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
                                     (3) I am a U.S. person (including a U.S. resident alien) and;
                                     (4) any other information provided on this form is true and correct.
                                     SIGNATURE  DATE
                                     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under-reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
   (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments to me thereafter will be withheld until I provide the number. (The backup withholding rate will be reduced gradually through 2006, beginning with a rate of 30.5% after August 6, 2001.)
   Date ______________ Signature______________________________________________
   ---------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND NOTES

    All certificates representing Series A Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy or facsimile of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

    THE METHOD OF DELIVERY OF THIS LETTER, THE SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. DELIVERY OF SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT OR DEEMED RECEIVED UNDER THE ATOP PROCEDURES. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. DELIVERY TO AN ADDRESS OTHER THAT AS SET FORTH HEREIN, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH HEREIN, WILL NOT CONSITITUTE A VALID DELIVERY.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Series A Notes, by execution of this Letter, or by tendering the Series A Notes via ATOP, as the case may be, shall waive any right to receive notice of the acceptance of their Series A Notes for exchange.

2. GUARANTEED DELIVERY PROCEDURES

    Holders who desire to tender Outstanding Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" or whose Outstanding Notes are not immediately available may tender in one of the following two ways:

        (1)(a) The tender is made through an Eligible Institution;

        (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery)
    (i) setting forth the name and address of the Holder, the certificate number(s) of the Series A Notes tendered and the principal amount of such Series A Notes, (ii) stating that the tender is being made thereby, and
    (iii) guaranteeing that, within five business days after the Expiration Date, the properly completed and validly executed Letter (or facsimile thereof), together with the certificates representing the Series A Notes, or a book-entry confirmation, and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and

        (c) such properly completed and executed Letter (or facsimile thereof), as well as duly executed certificates representing all tendered Series A Notes in proper form for transfer, or a book-entry confirmation, and all other required documents are received by the Exchange Agent within five business days after the Expiration Date.

    or

        (2)(a) Prior to the Expiration Date, the Exchange Agent receives an agent's message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Series A Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery; and

        (b) the Exchange Agent receives, within five business days after the Expiration Date, either (1) a book-entry confirmation transmitted via DTC's ATOP procedures, or (2) a properly completed and executed Letter or facsimile thereof, together with the certificate(s) representing all tendered Series A Notes in proper form for transfer, or a book-entry confirmation, and all other required documents.

    Upon request, the Exchange Agent will send a Notice of Guaranteed Delivery to a Holder who wishes to tender Outstanding Notes according to the guaranteed delivery procedures set forth above. Such Holder must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any properly completed and executed Letter properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS

    If less than all of the aggregate principal amount of the Series A Note evidenced by a submitted certificate is to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Series A Notes to be tendered in the box above entitled "Description of Series A Notes--Principal Amount Tendered." A reissued certificate representing the balance of untendered aggregate principal amount of Series A Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the aggregate principal amount of the Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tenders of Series A Notes will be accepted only in integral multiples of $1,000.

    A Holder may withdraw a tender of Series A Notes at any time prior to the Expiration Date. Thereafter, tenders of Series A Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the withdrawing Holder, (ii) identify the Series A Notes to be withdrawn (including the certificate number(s) and principal amount of such Series A Notes, or, in the case of Series A Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Series A Notes register the transfer of such Series A Notes into the name of the person withdrawing the tender and
(iv) specify the name in which any such Series A Notes are to be registered, if different from that of the Depositor. Any Series A Notes that have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

    If this Letter is signed by the registered Holder of the Series A Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter is signed by a DTC participant, the signature must correspond exactly as it appears on the security position listing as the owner of the Series A Notes.

    If any tendered Series A Notes are registered or owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Series A Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of the Series A Notes.

    When this Letter is signed by the registered Holder(s) of the Series A Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Series B Notes are to be issued, or any Series A Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s), and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    ENDORSEMENTS ON CERTIFICATES FOR SERIES A NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY SUCH OTHER ELIGIBLE INSTITUTION WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE SERIES A NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH SERIES A NOTES) OF SERIES A NOTES TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS

    Tendering Holders of Series A Notes should indicate in the applicable box the name and address to which the Series B Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing the principal amount of Series A Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Series A Notes by book-entry transfer may request that Series A Notes not exchanged be credited to such amount maintained at the Depository as such Holder may designate. If no such instructions are given, such Series A Notes not exchanged will be returned to the name and address of the person signing this Letter or deposited at such Holder's DTC account.

6. TRANSFER TAXES

    The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Series A Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer of Series A Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series A notes specified in this Letter.

7. WAIVER OF CONDITIONS

    The Company reserves the absolute right to waive satisfaction, in whole or in part, of any or all conditions set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES

    Any Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

    Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter, may be directed to the Company at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, Attention: Robert S. Ippolito (telephone: (610) 373-2400).

10. VALIDITY AND FORM

    The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Series A Notes, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Series A Notes, neither the Company, the Exchange Agent, nor any other person shall incur liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered as to which the defects or irregularities have not been cured or waived, will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

    IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Series A Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Holder tendering Series A Notes is required to provide the Exchange Agent with the Holder's correct TIN on Substitute
Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder with respect to tendered Series A Notes may be subject to backup withholding. False statements, certifications or affirmations may result in additional civil and/or criminal penalties.

    Certain Holders (including, among others, certain corporations, certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. The backup withholding rate will be reduced gradually through 2006, beginning with a rate of 30.5% after August 6, 2001. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9.

    To prevent backup withholding on payments that are made to a Holder with respect to Series A Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt,
(ii) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or
(iii) if the Holder has been subject to backup withholding, that the IRS has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT.

    Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Series A Notes. If Series A Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

    If the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent. The backup withholding rate will be reduced gradually through 2006, beginning with a rate of 30.5% after August 6, 2001.

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers (SSNs) have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------       ------------------------------------------------------
                                                                                         GIVE THE SOCIAL
                            GIVE THE SOCIAL SECURITY                                     SECURITY
FOR THIS TYPE OF ACCOUNT:   NUMBER OF--                      FOR THIS TYPE OF ACCOUNT:   NUMBER OF--
------------------------------------------------------       ------------------------------------------------------
1. An individual's account  The individual                   8. Sole proprietorship      The owner(4)
                                                                account
2. Two or more individuals  The actual owner of the          9. A valid trust, estate,   The legal entity (Do not
   (joint account)          account or, if combined          or pension trust            furnish the identifying
                            funds, the first                                             number of the personal
                            individual on the                                            representative or trustee
                            account(1)                                                   unless the legal entity
                                                                                         itself is not designated
                                                                                         in the account title.)(5)
3. Husband and wife (joint  The actual owner of the          10. Corporate account       The corporation
    account)                account or, if combined
                            funds, the first
                            individual on the
                            account(1)
4. Custodian account of a   The minor(2)                     11. Religious, charitable   The organization
   minor (Uniform Gift to                                    or educational
   Minors Act)                                               organization account
5. Adult and minor (joint   The actual owner of the          12. Partnership account     The partnership(6)
    account)                account or, if combined          held in the name of the
                            funds, the first                     business
                            individual on the
                            account(1)
6. Account in the name of   The ward, minor, or              13. Association, club or    The Organization
    guardian or committee   incompetent person(3)                other tax-exempt
    for a designated ward,                                       organization
    minor, or incompetent
    person
7. a. The usual revocable   The grantor-trustee(1)           14. A broker or registered  The broker or nominee
    savings trust account                                        nominee
    (grantor is also
    trustee)
  b. So-called trust        The actual owner(1)              15. Account with the        The public entity
  account that is not a                                          Department of
    legal or valid trust                                         Agriculture in the
    under State law                                              name of a public
                                                                 entity (such as a
                                                                 State or local
                                                                 government, school
                                                                 district, or prison)
                                                                 that receives
                                                                 agricultural program
                                                                 payments
------------------------------------------------------       ------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.

(4) Show the name of the owner but you may also enter your business or "doing business as" name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.

(5) List first and circle the name of the legal trust, estate, or pension trust.

(6) This also applies to a limited liability company (LLC) with at least two members.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from backup withholding on ALL payments include the following:

    - Certain corporations.

    - Certain financial institutions.

    - An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - Certain dealers in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

    - Certain real estate investment trusts.

    - Certain common trust funds operated by a bank under Section 584(a) of the Code.

    - Certain exempt charitable remainder trusts described in Section 664 of the Code and certain non-exempt trusts described in Section 4947 of the Code.

    - Certain entities registered at all times under the Investment Company Act of 1940.

    - Certain foreign central banks of issue.

    - Certain futures commission merchants registered with the Commodity Futures Trading Commission.

    - Certain middlemen known in the investment community as nominees or custodians.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

    - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

    Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

    - Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

    - Payments on tax-free covenant bonds under Section 1451 of the Code.

    - Payments made by certain foreign organizations.

    - Mortgage or student loan interest paid to you.

    Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX PROVIDED TO INDICATE THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

    Certain payments other than interest dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

    PRIVACY ACT NOTICE.--Section 6109 of the Code requires you to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. (The backup withholding rate will be reduced gradually through 2006, beginning with a rate of 30.5% after August 6, 2001.) Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure may result in civil or criminal penalties.

(3) FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Falsifying certifications or affirmations may also subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.